UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________________
FORM 8-K
__________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2023
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Casella Waste Systems, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	000-23211	03-0338873
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Greens Hill Lane,
Rutland,	Vermont	05701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (802) 775-0325
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	CWST	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the 2023 Annual Meeting of Stockholders of Casella Waste Systems, Inc. (the “Company”) held on June 1, 2023 (the “Annual Meeting”), the Company’s stockholders approved the Second Amended and Restated 1997 Employee Stock Purchase Plan (the “Amended and Restated ESPP”), which had previously been adopted by the Company’s Board of Directors (the “Board”) subject to stockholder approval.
The description of the Amended and Restated ESPP contained on pages 77 to 82 of the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission (the “SEC”) on April 14, 2023 (the “Proxy Statement”), is incorporated herein by reference. A complete copy of the Amended and Restated ESPP is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 5.07    Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the Company’s stockholders voted on the following matters, which are described in detail in the Proxy Statement: (i) to elect three Class II directors, each to serve a term expiring at the 2026 Annual Meeting of Stockholders (“Proposal 1”); (ii) to approve the Amended and Restated ESPP (“Proposal 2”); (iii) to approve, in an advisory “say-on-pay” vote, the compensation of the Company’s named executive officers (“Proposal 3”); (iv) to recommend, in an advisory “say-on-frequency” vote, the frequency of future advisory “say-on-pay” votes (“Proposal 4”); and (v) to ratify the appointment of RSM US LLP as the Company’s independent auditors for the fiscal year ending December 31, 2023 (“Proposal 5”). At the Annual Meeting, the stockholders of the Company elected the nominees of the Board, Michael L. Battles, Joseph G. Doody and Emily Nagle Green, as Class II directors, approved Proposal 2, Proposal 3 and Proposal 5 and recommended a frequency of “1 Year” on Proposal 4. At the Annual Meeting, the holders of shares of the Company’s Class A common stock and Class B common stock representing 58,502,872 votes were represented in person or by proxy, constituting a quorum.
Set forth below are the final voting totals for the proposals acted upon at the Annual Meeting:

Proposal 1:	The following nominees were elected to the Board as Class II directors, each to serve for a term expiring at the 2026 Annual Meeting of Stockholders.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Michael L. Battles	37,041,452	19,354,456	2,106,964
Joseph G. Doody	42,471,182	4,042,726	2,106,964
Emily Nagle Green	28,745,486	27,650,422	2,106,964
Mr. Doody was nominated as the Company’s Class A director. Under the Company’s certificate of incorporation, the holders of the Company’s Class A common stock, voting separately as a class, are entitled to elect the Class A director.
The terms of the following directors continued after the Annual Meeting: John W. Casella, William P. Hulligan, Rose Stuckey Kirk, Michael K. Burke, Douglas R. Casella and Gary Sova.

Proposal 2:	The Casella Waste Systems, Inc. Second Amended and Restated 1997 Employee Stock Purchase Plan was approved.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
56,370,262	19,163	6,483	2,106,964

Proposal 3:	An advisory “say-on-pay” vote on the compensation of the Company’s named executive officers was approved.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
54,468,844	1,911,774	15,290	2,106,964

Proposal 4:	The stockholders recommended, in an advisory “say-on-frequency” vote, that the frequency of future advisory “say-on-pay” votes be held every year.

Every 1 Year	Every 2 Years	Every 3 Years	Votes Abstaining	Broker Non-Votes
55,071,754	27,423	1,288,211	8,520	2,106,964
After taking into consideration the foregoing voting results and the Board’s prior recommendation in favor of an annual advisory “say-on-pay” vote on the compensation of the Company’s named executive officers, the Board intends to hold future advisory “say-on-pay” votes on the compensation of the Company’s named executive officers every year.

Proposal 5:	The appointment of RSM US LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending December 31, 2023 was ratified.

Votes For	Votes Against	Votes Abstaining
57,742,939	758,145	1,788
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Description

99.1	Second Amended and Restated 1997 Employee Stock Purchase Plan (incorporated herein by reference to Appendix A to the Company’s Proxy Statement as filed with the SEC on April 14, 2023 (File No. 000-23211))

101.SCH	Inline XBRL Taxonomy Extension Schema Document.**

101.LAB	Inline XBRL Taxonomy Label Linkbase Document.**

101.PRE	Inline XBRL Taxonomy Presentation Linkbase Document.**

104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101).

**	Submitted Electronically Herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASELLA WASTE SYSTEMS, INC.

Date: June 2, 2023	By:	/s/ Edmond R. Coletta
Edmond R. Coletta
President and Chief Financial Officer

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